UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
January 5, 2006
PERFORMANCE FOOD GROUP COMPANY.

(Exact Name of Registrant as Specified in Charter)

Tennessee	0-22192	54-0402940

(State or Other Jurisdiction	(Commission	(I.R.S. Employer Identification
of Incorporation)	File Number)	No.)

12500 West Creek Parkway, Richmond, Virginia	23238

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (804) 484-7700
N/A

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
     On January 5, 2006, following the widespread, public dissemination of a press release announcing its expected 2006 financial performance, members of the senior management of Performance Food Group Company, a Tennessee corporation (the “Company”) held a conference call to review the Company’s forecast for 2006. During the conference call, which was held following widespread, public dissemination of an announcement of its scheduled occurrence and was simultaneously webcast on the Company’s website, members of the Company’s senior management briefly commented on the Company’s completed quarter and fiscal year ended December 31, 2005. A transcript of the conference call is furnished herewith as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits
99.1	Transcript of conference call held January 5, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFORMANCE FOOD GROUP COMPANY

	By:	/s/ John D. Austin

	Name:	John D. Austin
	Title:	Senior Vice President and
Chief Financial Officer
Date: January 10, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Transcript of conference call held January 5, 2006